Exhibit 10.10

Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Omissions are designated as [***].

THIRD AMENDMENT TO COST SHARING AND IRU

AGREEMENT

THIS THIRD AMENDMENT TO COST SHARING AND IRU AGREEMENT (“Amendment”) is made and entered into as of the 22nd day of November, 2000, by and between LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company (“Grantor”) and CABLE & WIRELESS USA, INC., a District of Columbia corporation (“Grantee”). This Amendment modifies and amends that certain Cost Sharing and IRU Agreement dated May 25, 1999 between Grantor and Grantee (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

RECITALS

A.    Grantee desires to obtain an IRU in fibers within and along a new Segment and new Lateral Segments where the Grantor System is located.

B.    Grantor desires to convey to Grantee an IRU in the fibers specified herein, subject to and in accordance with the terms and conditions set forth in this Amendment and the Agreement.

TERMS OF AMENDMENT

Accordingly, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor and Grantee hereby agree as follows:

ARTICLE 1

NEW SEGMENT

1.01    As of the Effective Date for the Segment identified in Exhibit “A” attached hereto Grantor shall convey to Grantee an indefeasible right of use (“IRU”) in, for any lawful purpose subject to the provisions of the Agreement, the number of fibers identified in Exhibit “A”. The fibers in and along the Segment identified in Exhibit “A” shall be considered Grantee Fibers under the Agreement.

1.02    Grantee shall pay to an initial IRU Contribution in the amount of $[***], which consists of $[***] for the new Segment and $[***] for the new Lateral Segments. The initial IRU Contribution for the new Segment shall be payable by Grantee as follows:

•	[***]

•	[***]

•	[***]

1.03    Grantee shall pay an IRU Fee in the amount of $[***] for the new Segment, such payment to be made in accordance with the terms and conditions of the Agreement.

1.04    Grantee shall pay to Grantor the Monthly Charge for the new Segment in accordance with Article 13 of the Agreement.

ARTICLE 2

NEW LATERAL SEGMENTS

1.01    Grantor shall construct the Lateral Segments identified in Exhibit “A” and grant an IRU in the number of fibers identified in Exhibit “A” to Grantee in accordance with the terms and conditions of the Agreement.

1.02    Grantee’s estimated portion of the Costs for constructing the Lateral Segments identified in Exhibit “A” is $[***] (which does not include the initial IRU Contribution for the Lateral Segments).

1.03    Grantee shall pay such amount in accordance with the terms and conditions of the Agreement.

ARTICLE 3

DEFAULT

3.01    Section 20.03 of the Agreement shall be amended to include the following paragraph as follows:

Notwithstanding anything contained in this Agreement to the contrary, Grantee’s sole and exclusive remedy with respect to the Segment, Sub-Segment and Lateral Segments as described in Exhibit A of the Third Amendment to Cost Sharing and IRU Agreement for any failure of Grantor to deliver the Grantee Fibers within such Segments within              () months after the Completion Date (other than as caused by Force Majeure Events) and otherwise in accordance with this Agreement shall be to terminate this Agreement with respect to such Segment by delivery of written notice to Grantor, in which event Grantor shall refund all portions of the IRU Contribution previously paid by Grantee to Grantor with respect to such Segment, together with interest thereon at the Prime Rate plus two percent (2%) plus liquidated damages equal to a prorated amount of one year of the total IRU Contribution for such Segment (i.e. [one-twentieth] of the total IRU Contribution for the undelivered Segment). In the event Grantor shall have failed to deliver the Grantee Fibers in any Segment, within             ( ) months after the Completion Date and otherwise in accordance with this Agreement, then either party may terminate this Agreement and Grantor shall, upon such termination, refund all portions of the IRU Contribution previously paid by Grantee to Grantor with respect to any Segment, together with interest thereon at the Prime Rate plus two percent (2%), plus liquidated damages equal to a prorated amount of one year of the total IRU Contribution for such Segments (i.e. [one-twentieth] of the total IRU Contribution for the undelivered Segments).

ARTICLE 3

RATIFICATION

Except as amended by this Amendment, the original terms and conditions of the Agreement, the First Amendment and the Second Amendment shall continue in full force and effect and the Agreement, as amended by the First Amendment, Second Amendment and this Amendment, is hereby ratified and confirmed.

IN WITNESS WHEREOF, Grantor and Grantee have executed this Amendment as of the date first above written.

LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company

By:	/s/ Jon Yount
Title:	Vice President
Date:	November 22, 2000

CABLE & WIRELESS USA, INC., a District of Columbia corporation

By:	/s/ Robert Duncan
Title:	Director, Network Planning
Date:	November 22, 2000

EXHIBIT “A”

Segment Descriptions and Fees

1. Segment Description and Fees

Segment Name	Estimated Route Miles	Remaining IRU Contribution	Scheduled Completion Date
[***]	[***]	[***]	90 days from Execution of Amendment

2. Sub-Segment Description

Sub-Segment Name	Sub-Segment End Point	Sub-Segment End Point	Fiber Count
[***]
[***]	Gateway	Magarity & Holley Ridge +	[***]
[***]	Magarity & Holley Ridge +	Old Courthouse & Aline	[***]
[***]	Old Courthouse & Aline	Boone & Gallows	[***]
[***]	Boone & Gallows	Old Courthouse & Goshell Rd.	[***]
[***]	Westpark & Greensboro	Chain Bridge & International	[***]
[***]	Chain Bridge & International	Chain Bridge & Old Meadow	[***]
[***]	Chain Bridge & Old Meadow	Gateway	[***]
[***]
[***]	Westpark & Greensboro	International Dr & Jones Branch	[***]
[***]
[***]
[***]	Leesburg Pike & Gosnell Rd.	Squaw Valley Road & Dead End	[***]
[***]	Squaw Valley Road & Dead End	Brittenford Dr & Dead End	[***]
[***]	Brittenford Dr & Dead End	Sunrise Valley & Hunter Mill	[***]
[***]
[***]	Sunset Hills & Hunter Mill	Baron Cameron & Leesburg Pike	[***]
[***]	Baron Cameron & Leesburg Pike	Lewinsville & Springhill	[***]
[***]	Lewinsville & Springhill	International Dr & Jones Branch	[***]
[***]
[***]	Sunrise Valley & Mercator Dr.	Centerville Rd. & Sunrise Valley	[***]

[***]	Centerville Rd. & Sunrise Valley	Rock Hill & Ox Rd.	[***]
[***]	Rock Hill & Ox Rd.	Centerville Rd. & World Gate Dr.	[***]
[***]	Centerville Rd. & World Gate Dr.	Worldgate Dr. & Van Buren St.	[***]
[***]	Worldgate Dr. & Van Buren St.	Herndon Pkwy & Van Buren St.	[***]
[***]	Herndon Pkwy & Van Buren St.	Herndon Pkwy & Spring St	[***]
[***]	Herndon Pkwy & Spring St	Sunset Hills & Fairfax Co. Pwy.	[***]
[***]	Sunset Hills & Fairfax Co. Pwy.	Sunset Hills & Salliemae Dr	[***]
[***]	Sunset Hills & Salliemae Dr	Sunset Hills & Hunter Mill Rd.	[***]
[***]	Hunter Mill Rd. & Sunrise Valley	Sunrise Valley & Mercator Dr.	[***]

3. Lateral Segment Descriptions

Lateral Segment	[***]	Targeted	Diverse	Segment End Point	Segment End Point
[***]	[***]	Targeted	Yes	Splice fibers at the Level 3 serving backbone manhole.	Terminate fibers in the Level 3 OSX in the Level 3 Gateway.

[***]	[***]	Non-Targeted	Yes	Splice fibers at the Level 3 serving backbone manhole.	Grantee zero manhole installed by Grantee. Grantor will provide a reasonable amount of slack fiber in such manhole as requested by Grantee.

4. Lateral Segment Fees

Lateral Segment	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Totals	[***]	[***]	[***]